                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        Exhibit 10.23

SECOND AMENDMENT TO BANK 34

DEFERRED COMPENSATION AGREEMENT

THIS SECOND AMENDMENT (the "Amendment") is adopted April 26, 2019, by Bank 34, located in Alamogordo, New Mexico (the "Bank") and Jill Gutierrez (the "Executive").

WHEREAS, the Bank and the Executive are party to a Deferred Compensation Agreement adopted February 1, 2010 (the "Agreement"); and

WHEREAS, the Bank and the Executive desire to amend the Agreement to (i) change the time and form of the Executive's benefit payable under Section 4.4.2 (Change in Control Benefit) in accordance with the requirements of Agreement Section 4.8, relating to a Change in Form or Timing of Distributions;

NOW, THEREFORE, the Bank and the Executive adopt the following amendments to the Agreement:

Section 4.4.2 of the Agreement shall be deleted and replaced by the following:

Section 4.4.2 Distribution of Benefits. The Bank shall distribute the benefit to the Executive in one hundred twenty (120) monthly installments commencing within thirty (30) days following the fifth-year anniversary of the Executive's Separation from Service, in accordance with the requirement of Section 4.8 of the Agreement for "Changes in form or Timing of Distributions."

IN WITNESS WHEREOF, the Executive and a duly authorized representative of the Bank have executed this Second Amendment as indicated below:

    Executive                                                                                                   Bank

    /s/ Jill Gutierrez____________                                                                 By: /s/ Jan R. Thiry________________

                                                                                                                       Its: /s/ EVP & CFO _______________